Securities (Summary of the Expected Maturity Distribution of Debt Securities Available-for-Sale, Other than Mortgage-Backed Securities) (Detail) (USD $) In Thousands, unless otherwise specified	Jun. 30, 2012	Dec. 31, 2011
Schedule Of Available For Sale Securities And Held To Maturity Securities [Line Items]
Amortized cost, Due in one year or less	$ 45,748	$ 30,354
Amortized cost, Due after one year through five years	56,441	70,568
Amortized cost	102,189	100,922
Fair value, Due in one year or less	45,973	30,552
Fair value, Amortized cost, Due after one year through five years	56,730	70,105
Fair value	$ 102,703	$ 100,657